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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 4, 2004
(Date of report (Date of earliest event reported))

THE SPORTS AUTHORITY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31746	84-1242802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 West Hampden Avenue, Englewood, Colorado		80110
(Address of Principal Executive Offices)		(Zip Code)

(303) 200-5050
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On November 4, 2004, The Sports Authority, Inc. (formerly known as Gart Sports Company) announced that David Campisi will join the company in the position of President of Merchandising reporting to Doug Morton, Chairman, Chief Executive Officer and President of The Sports Authority.

        Mr. Campisi, age 48, joins The Sports Authority from Kohl's Corporation, where he served as Executive Vice President, General Merchandise Manager—Women's Apparel, Accessories, Intimate, and Cosmetics, Kohl's largest division. Prior to Kohl's, Mr. Campisi held various senior level positions with retailer Fred Meyer, Inc., a division of The Kroger Company, including SVP-Director of Apparel, Home Hardlines & Softlines and SVP-General Merchandise Manager, Apparel from 1996 to 2003. Mr. Campisi has also served in various buyer capacities with Meier & Frank, a division of May Department Stores and John A. Brown, a division of Dayton Hudson.

        Although an employment agreement with Mr. Campisi is presently being finalized, the key terms of the employment agreement include the following: an annual base salary of $650,000 and participation in the corporate bonus plan with a target bonus of 70% of annual base salary. In the first year of employment Mr. Campisi will receive a guaranteed bonus of $300,000. Additionally, Mr. Campisi will be offered a restricted stock option agreement granting him 50,000 shares of restricted stock and a grant of 100,000 shares of non-qualified stock options. All of these grants will be on a vesting schedule of 20% upon each anniversary of the grant. These grants are subject to accelerated vesting upon certain transactions constituting a Change of Control which will be outlined in the employment agreement. If Mr. Campisi terminates his employment for "good reason" or if he is terminated without "cause," he shall be entitled to receive payment of a multiple of his base salary depending on the timing of his termination. Additionally, Mr. Campisi is entitled to participate in all benefit programs for which senior executives are generally eligible including our relocation benefits program.

Item 9.01. Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  News Release issued by The Sports Authority, Inc. (formerly known as Gart Sports Company) on November 4, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPORTS AUTHORITY, INC.
By:	/s/ NESA E. HASSANEIN Name: Nesa E. Hassanein Title: Executive Vice President and General Counsel

Date: November 4, 2004

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QuickLinks

  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES